CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-82374.


                                       By: /s/ Arthur Andersen LLP
                                           -----------------------
                                               ARTHUR ANDERSEN LLP

New York, New York
February 28, 2002